SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 31, 2001
                        (Date of earliest event reported)


                                MYTURN.COM, INC.
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               (Exact name of Registrant as specified in charter)


 Delaware                          000-22611                      11-3344575
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                  Number)


 1080 Marina Village Parkway, 3rd Floor, Alameda, California             94501
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    (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (510) 263-4800



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Item 5.  Other Events.

     On January 31, 2001, MyTurn.com, Inc. (the "Company") issued a press release announcing that it had been unable to secure financing, and as a result it had terminated all but four employees. A copy of the press release which is attached as Exhibit 99.1, is incorporated herein by reference. Nasdaq has halted trading in the Company's stock pending satisfaction of its request for further information.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibit No.                                 Description
--------------                              ---------------
     99.1                                   Press Release







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MYTURN.COM, INC.


Dated: February 5, 2001                  By: /s/ Steven Burleson
                                             -----------------------------------
                                             Steven Burleson, Chief Financial
                                             Officer and Chief Operating Officer




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